NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS PROMISSORY NOTE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

PRESSURE BIOSCIENCES, inc.

PROMISSORY NOTE

US$630,000	Issue Date: May 19, 2017

This Promissory Note (the “Note”) is duly authorized and issued by PRESSURE BIOSCIENCES, inc., a corporation incorporated under the laws of the Commonwealth of Massachusetts and located at 14 Norfolk Avenue, South Easton, MA 02375 (the “Company”), in favor of , an individual residing at (the “Holder”).

FOR VALUE RECEIVED, the Company promises to pay to the order of the Holder the principal sum of Six Hundred Thirty Thousand United States Dollars (US$630,000) (the “Principal Amount”), by the forty-fifth (45) day anniversary of the date hereof (the “Maturity Date”), and to pay guaranteed interest of $63,000 on all outstanding amounts hereunder on or prior to the Maturity Date, and in addition to pay an Origination Fee of Thirty-two Thousand United States Dollars ($32,000) in accordance with the terms hereof.

1. Principal and Interest.

(a) Payment of Principal. The principal amount of this Note shall be paid in full on the Maturity Date, unless otherwise paid prior to the Maturity Date, at the option of the Company.

(b) Payment of Interest. Interest on the principal balance of this Note shall paid in full on the Maturity Date, unless otherwise paid prior to the Maturity Date, at the option of the Company. With the exception of Default Interest, interest shall be in the form of one-time interest charges assessed in full as of the date of the principal advance and shall not be assessed per annum.

(c) Payment of Origination Fee. An origination fee of $32,000 shall be paid in full on the Maturity Date, unless otherwise paid prior to the Maturity Date, at the option of the Company.

(d) Payment of Default Interest. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of twenty percent (20%) per annum (the “Default Rate”) until such past due amount is paid.

(e) General Payment Provisions. All payments of principal and interest on this Note shall be made in lawful money of the United States of America by check or wire transfer to such account as the Holder or the Company (as applicable) may designate. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding Business Day. For purposes of this Note, “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of New York are authorized or required by law or executive order to remain closed.

2. Holder Representations and Warranties. Holder hereby represents, warrants and agrees with the Company that:

(a) Standing of Holder. Holder has the legal capacity and power to enter into this Note.

(b) Authorization and Power. Holder has the requisite power and authority to enter into and perform this Note and to advance the principal amount provide hereunder and accept the Note. The execution, delivery and performance of this Note by Holder, and the consummation by Holder of the transactions contemplated hereby, have been duly authorized by all necessary action, and no further consent or authorization of Holder is required. This Note has been duly authorized, executed and delivered by Holder and constitutes, or shall constitute, when executed and delivered, a valid and binding obligation of Holder, enforceable against Holder in accordance with the terms hereof.

(c) Information on Holder. Holder is an “accredited investor,” as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with Holder’s representatives, has such knowledge and experience in financial, tax and other business matters as to enable Holder to utilize the information made available by the Company to evaluate the merits and risks of, and to make an informed investment decision with respect to, the proposed purchase, which Holder hereby agrees represents a speculative investment. Holder has the authority and is duly and legally qualified to purchase and own the Note. Holder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

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(d) Purchase of Note. Holder will purchase the Note for Holder’s own account for investment and not with a view toward, or for resale in connection with, the public sale or any distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law, and has no direct or indirect arrangement or understandings with any other person or entity to distribute or regarding the distribution of the Note.

(e) Highly Speculative Investment. Holder acknowledges and agrees that a purchase of the Note is highly speculative and involves significant risks and that the Note should not be purchased if Holder cannot afford the loss of Holder’s entire investment. The business objectives of the Company are speculative, and it is possible that the Company may be unable to achieve them. Holder understands that Holder may be unable to realize a substantial return on the purchase of the offered Note, or any return whatsoever, and may lose Holder’s entire investment.

(f) Compliance with Securities Act. Holder understands and agrees that the Note has not been registered under the Securities Act or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of Holder contained herein).

(g) Communication of Offer. Holder has a preexisting personal or business relationship with the Company or one or more of its directors, officers, advisors or control persons, and the offer to issue the Note was directly communicated to Holder by the Company. At no time was Holder presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(h) No Governmental Endorsement. Holder understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Note, or the suitability of the investment in the Note, nor have such authorities passed upon or endorsed the merits of the offering of the Note.

(i) Information. Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Note that have been requested by Holder. Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Holder or its advisors, if any, or its representatives shall modify, amend or affect Holder’s right to rely on the Company’s representations and warranties contained herein. Holder understands that its investment in the Note involves a high degree of risk and the Holder is able to afford a complete loss of such investment. Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Note.

(j) Reliance on Exemptions. The Holder understands that the Note is being offered and sold or assigned to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Holder set forth herein in order to determine the availability of such exemptions and the eligibility of Holder to acquire the Note.

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3. Company Representations and Warranties. The Company represents, warrants and agrees with Holder that:

(a) Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b) Authority; Enforceability. This Note has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity. The Company has full corporate power and authority necessary to enter into and deliver this Note and to perform its obligations thereunder;

(c) Encumbrances. Upon issuance, the Note (i) shall be free and clear of any security interests, liens, claims or other encumbrances; (ii) shall have been duly and validly issued, fully paid and non-assessable; and (iii) will not subject the holders thereof to personal liability by reason of being such holders;

(d) Litigation. There is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation before or by any court, governmental agency or body having jurisdiction over the Company including, without limitation, any such that would materially affect the execution by the Company or the complete and timely performance by the Company of its obligations under this Note;

(e) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person or entity acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Note;

(f) Investment Company. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended; and

(g) Full Disclosure. No representation or warranty or other statement made by the Company in this Note in connection with the contemplated transactions contains any untrue statement of material fact or omits to state a material fact necessary to make the representations and warranties set forth herein, in light of the circumstances in which they were made, not misleading.

4. Broker’s Commission/Finder’s Fee. With the exception of Garden State Securities, Inc. which is being paid five percent (5%) of all principal amounts advanced in connection herewith, there are no parties entitled to receive fees, commissions, finder’s fees, due diligence fees or similar payments in connection with the consummation of the transactions contemplated hereby. Each party hereto agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or similar fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Note or the transactions contemplated hereby and arising out of the indemnifying party’s actions.

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5. Events of Default. The term “Event of Default” shall mean any of the events set forth in this Section (the term “Company” for this purpose shall include all subsidiaries of the Company):

(a) Non-Payment of Obligations. The Company shall default in the payment of the Principal Amount of, or accrued but unpaid interest on, this Note as and when the same shall become due and payable, whether by acceleration or otherwise, and the Holder shall have delivered written notice to the Company and provided a fifteen (15) day opportunity to cure such default.

(b) Non-Performance of Covenants. The Company shall default in the due observance or performance of any covenant set forth herein, which default shall continue uncured for ten (10) days after notice thereof.

(c) Bankruptcy, Insolvency, etc. The Company shall (i) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its property, or make a general assignment for the benefit of creditors; (ii) in the absence of such application, consent or acquiesce in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or for any part of its property and that is not dismissed within sixty (60) days; or (iii) take any corporate or other action authorizing any of the foregoing.

6. Remedies. If any Event of Default shall occur for any reason, whether voluntary or involuntary, the Holder may, upon expiration of any stated grace period (if any) and upon written notice to the Company, declare all or any portion of the outstanding principal amount of the Note and all accrued but interest thereon, to be due and payable and any or all other obligations hereunder to be due and payable, whereupon the full unpaid principal amount hereof, and any and all other such obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand, or presentment. The Holder shall have all rights available to it at law or in equity.

7. Default Interest; Miscellaneous. If any Event of Default shall occur, the Principal Amount of this Note, all accrued but unpaid interest thereon, and all other obligations hereunder shall accrue interest at the Default Rate. The Holder may assess reasonable attorneys’ fees, paralegals’ fees and costs and expenses incurred or anticipated by the Holder in collecting or enforcing payment hereof (whether such fees, costs or expenses are incurred in negotiations, all trial and appellate levels, administrative proceedings, bankruptcy proceedings or otherwise), and together with all other sums due by the Company hereunder, all without any relief whatsoever from any valuation or appraisement laws, and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to the Holder at law, in equity, or under this Note. In connection with the Holder’s rights hereunder upon an Event of Default, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it in equity or under applicable law.

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8. Miscellaneous.

(a) Parties in Interest. All covenants, agreements and undertakings in this Note binding upon the Company or the Holder shall bind and inure to the benefit of the successors and permitted assigns of the Company and the Holder, respectively, whether so expressed or not.

(b) Law Governing this Note. This Note shall be governed by the laws of the State of Illinois without regard to any principles of conflicts of law. Each of the parties hereby irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Note shall be brought in the federal or state courts located in Illinois, and by execution and delivery of this Note, irrevocably submits to and accepts the jurisdiction of said courts, waives any defense that such court is not a convenient forum, and consent to any service of process method permitted by law.

(c) Waiver of Jury Trial. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE HOLDER OR THE COMPANY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER’S PURCHASING THIS NOTE.

(d) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery or facsimile, addressed as set forth in the preamble paragraph hereto or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery at the address designated in the preamble paragraph hereto (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

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(e) No Waiver. No delay in exercising any right hereunder shall be deemed a waiver thereof, and no waiver shall be deemed to have any application to any future default or exercise of rights hereunder.

(f) Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Note, but this Note shall be construed as if such unenforceable provision had never been contained herein.

(g) Entire Agreement. This Note constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. Neither the Company nor Holder has relied on any representations not contained or referred to in this Note and the documents delivered herewith.

(h) Counterparts/Execution. This Note may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Note may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(i) Severability. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(j) Counsel; Ambiguities. Each party and its counsel have participated fully in the review and revision of this Note and any documents executed in connection therewith. The parties understand and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Note and any documents executed in connection therewith. The language in this Note and any documents executed in connection therewith shall be interpreted as to its fair meaning and not strictly for or against any party.

(k) Captions. The captions of the various sections and paragraphs of this Note have been inserted only for the purposes of convenience; such captions are not a part of this Note and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Note.

[Signature page follows]

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IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above.

COMPANY:

PRESSURE BIOSCIENCES, INC.

By:
Name:	Richard T. Schumacher
Title:	President and CEO

HOLDER:

[signature page to Promissory Note]

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